EXECUTION VERSION

Amendment NO. 4 to credit agreement

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 10, 2021, among TRINITY PLACE HOLDINGS INC., a Delaware corporation, as Borrower (the “Borrower”), each Subsidiary of the Borrower listed on the signature pages hereto, as a Guarantor, THE LENDERS PARTY HERETO and TRIMONT REAL ESTATE ADVISORS, LLC, as administrative agent (together with its permitted successors in such capacity, the “Administrative Agent”). Unless otherwise defined herein, each capitalized term used in this Amendment (including the recitals) and not defined herein shall be defined in accordance with the Credit Agreement.

RECITALS:

WHEREAS, Borrower, each Subsidiary of the Borrower listed on the signature pages hereto, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of December 19, 2019 (as (i) amended by that certain Amendment No. 1 to Credit Agreement, dated as of January 30, 2020, by and between Borrower, the Administrative Agent and the Initial Lender, (ii) amended by that certain letter, dated as of January 30, 2020, from Borrower as consented to by the Initial Lender and acknowledged by the Administrative Agent, (iii) amended by that certain Amendment No. 2 to Credit Agreement, dated as of December 22, 2020, by and between Borrower, the Administrative Agent and the Initial Lender, (iv) amended by that certain Amendment No. 3 to Credit Agreement (“Amendment No. 3”), dated as of October 22, 2021, by and between Borrower, the Administrative Agent and the Initial Lender and (v) as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement in accordance with the terms of this Amendment.

WHEREAS, in consideration of the promises and the mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1 AMENDMENTS TO CREDIT AGREEMENT

1.Effective as of the Amendment No. 3 Effective Date (as defined in Amendment No. 3):

1.1.Section 1.01 of the Credit Agreement is hereby amended by adding the definition of “Third Amendment Effective Date” below in alphabetical order:

a.	“Third Amendment Effective Date” means October 22, 2021.

1.2.Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Term Loan Commitment” and replacing it with the following:

a.	“Term Loan Commitment” means, (a) with respect to any Lender at any time, the amount set forth opposite such Lender’s name on Schedule I hereto under the caption “Term Loan Commitment” or (b) if such Lender has entered into or one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section Error! Reference source not found. as such Lender’s “Term Loan Commitment”, as such amount may be reduced at or prior to such time pursuant to Section Error! Reference source not found.. The aggregate Term Loan Commitments (x) of the Initial Lender on the Closing Date shall be $70,000,000, (y) of the Lenders on

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the Second Amendment Effective Date shall be $62,500,000 and (z) of the Lenders on the Third Amendment Effective Date and for the remainder of the term of this Agreement shall be $35,750,000.00.

1.3.Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “MOIC Amount” and replacing it with the following:

a.	“MOIC Amount” means (a) if no Event of Default shall have occurred and be continuing, at any time prior to June 22, 2023, the amount equal to (1) the product of (x) the Combined DK/Trinity Loan Amount, multiplied by (y) thirty percent (30%), less (2) the amount equal to the sum of (i) all Capitalized PIK (as defined in the 77 Greenwich Mezzanine Loan Agreement) previously paid in cash, paid concurrently with such repayment (whether as interest or principal) or reasonably expected to be paid, (ii) the Commitment Fee (as defined in the Fee Letter (as defined in the 77 Greenwich Mezzanine Loan Agreement)), (iii) all interest payments at the Cash Pay Interest Rate or the PIK Interest Rate previously paid in cash or paid currently with such repayment (whether as interest or principal) by Borrower to the Administrative Agent or the Lenders pursuant to this Agreement, (iv) the Commitment Fee (as defined in the Fee Letter), (v) the amount of the Exit Fee previously paid or paid concurrently with such repayment by Borrower to the Administrative Agent or the Lenders pursuant to this Agreement, and (vi) any Prepayment Premium previously paid or concurrently paid with such repayment by Borrower to the Administrative Agent or the Lenders, multiplied by (3) a fraction, (x) the numerator of which is the Term Loan Commitment (i.e., $35,750,000.00) plus the amount of any drawn Incremental Term Advances (i.e., $0.00 as of the Amendment No. 4 Effective Date), and the denominator of which is the Combined DK/Trinity Loan Amount; provided, that notwithstanding anything to the contrary, in connection with payment of the MOIC Amount (as defined herein) or the MOIC Amount (as defined in the 77 Greenwich Mezzanine Loan Agreement), whichever occurs later, the parties to this Agreement and the 77 Greenwich Mezzanine Loan Agreement shall adjust such MOIC Amount (or if none is payable, the applicable party shall make a payment to the applicable payee) so that the MOIC Amount (as defined herein) and the MOIC Amount (as defined in the 77 Greenwich Mezzanine Loan Agreement) actually paid reflects all of the interest and fees actually paid pursuant hereto and pursuant to the 77 Greenwich Mezzanine Loan Agreement or (b) if an Event of Default shall have occurred and be continuing, or from and after June 22, 2023, the Term Loan Commitment (i.e., $35,750,000.00) plus the amount of any drawn Incremental Term Advances (i.e., $0.00 as of the Amendment No. 4 Effective Date) multiplied by 30% less (i) all interest payments at the Cash Pay Interest Rate or the PIK Interest Rate previously paid in cash or paid concurrently with such repayment (whether as interest or principal), (ii) the Commitment Fee (as defined in the Fee Letter), (iii) the amount of the Exit Fee previously paid or paid concurrently with such repayment by Borrower to the Administrative Agent or the Lender pursuant to this Agreement and (iv) any Prepayment Premium previously paid or concurrently paid with such repayment by Borrower to the Administrative Agent or the Lenders.

1.4.Notwithstanding anything to the contrary set forth in the Credit Agreement or in any other Loan Document, Section 2.17 of the Credit Agreement shall remain in full force and effect.

1.5.Notwithstanding anything to the contrary set forth herein (including, without limitation, Section 1.2 and 1.4 above), in the Credit Agreement or in any other Loan Document, (a) Borrower shall no longer be entitled to request or receive any Borrowing and (b) the Lenders shall have no further obligation to make any additional Advances.

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SECTION 2 MISCELLANEOUS

2.1.Conditions to Effectiveness of this Amendment.  This Amendment (including, without limitation, the amendments to the Credit Agreement described in Section 1 hereof), shall become effective upon receipt by the Administrative Agent of this Agreement, duly executed and delivered by each applicable Loan Party and each other Person party thereto (the “Amendment No. 4 Effective Date”).

2.2.Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and each of the Lenders that, as of the Amendment No. 4 Effective Date and immediately after giving effect to this Amendment:

(a) This Amendment has been duly executed and delivered by each Loan Party, and constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party, in accordance with its terms, except to the extent that the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).  The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party, in accordance with its terms, except to the extent that the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
(b)The execution and delivery by each Loan Party of this Amendment, and the performance of its obligations hereunder and the other transactions contemplated by this Amendment, are within the corporate, limited liability company or partnership powers of such Loan Party, have been duly authorized by all necessary corporate, limited liability company or partnership action, and do not (i) contravene Organization Documents of such Loan Party, (ii) violate any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any Material Contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.  No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which could reasonably be expected to result in a Material Adverse Effect.
(c)The representations and warranties of each Loan Party contained in Article IV of the Credit Agreement as amended by this Amendment, and the representations and warranties in each other Loan Document are true and correct in all material respects (except to the extent that any representation or warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment No. 4 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date, except to the extent that failure of a representation or warranty to be true and correct does not result from a breach of a covenant under the Credit Agreement, and except that for purposes of Section Error! Reference source not found. of the Credit Agreement, the representations and warranties contained in Section Error! Reference source not found. of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (b) and (c), respectively, of Section Error! Reference source not found. of the Credit Agreement and the items listed on any schedule shall be reasonably acceptable to the Required Lenders.

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(d)No Default or Event of Default has occurred or is continuing under the Credit Agreement.

2.3Acknowledgments and Affirmations.  Each Loan Party hereby acknowledges the terms of this Amendment and confirms and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and thereby, (ii) to the extent applicable, its guarantee of the Obligations and (iii) its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Agreement; provided that, on and after the effectiveness of this Amendment, each reference in the Security Agreement and in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.  Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.  This Amendment is a Loan Document.  Each Loan Party, the Administrative Agent and each Lender acknowledges and affirms that no Lender has made (and Borrower has not requested) an Incremental Term Advance pursuant to the Credit Agreement.

2.4  Counterparts; Integration. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  This Amendment together with the Credit Agreement and the other Loan Documents, constitute the entire agreement among the parties hereto and thereto regarding the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matter.  Delivery of an executed counterpart to this Amendment or any other Loan Document by facsimile transmission or by electronic mail shall be as effective as delivery of a manually executed counterpart hereof.

2.5Jurisdiction, Etc.; Governing Law.  Sections 9.14 (Jurisdiction, Etc.) and 9.15 (Governing Law) of the Credit Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis.

2.6Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

2.7Payment of Expenses.  The Borrower agrees to pay and reimburse, pursuant to Section 9.04 of the Credit Agreement, the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment.

2.8Effect of Amendment.  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or the Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other

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Loan Document shall mean the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document.

2.9Release of Claims.  Each Loan Party hereby releases, acquits and forever discharges Administrative Agent and each of the Lenders (collectively, the “Lender Parties”) from any and all claims, demands, debts, actions, causes of action, suits, defenses, offsets against the Indebtedness and Obligations of the Loan Parties and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, including without limitation, such claims and defenses as fraud, mistake, duress, usury and any other claim of so-called “lender liability”, which the Loan Parties ever had, now have or might hereafter have against the Lender Parties, jointly or severally, for or by reason of any matter, cause or thing whatsoever occurring prior to the date hereof in respect of (i) the Lender Parties’ administration of the Facility and the Loans, (ii) the Loan Documents, (iii) this Agreement, (iv) the Collateral and (v) the Indebtedness and Obligations of the Loan Parties.

[Signature pages follow.]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

TRINITY PLACE HOLDINGS INC., as Borrower

By:    /s/ Steven Kahn

Name: Steven Kahn

Title: Chief Financial Officer

TPH 250 N 10 INVESTOR LLC, as a Guarantor

By: /s/ Steven Kahn

Name: Steven Kahn

Title: Chief Financial Officer

TPH 223 N 8TH INVESTOR LLC, as a Guarantor

By: /s/ Steven Kahn

Name: Steven Kahn

Title: Chief Financial Officer

TPHGREENWICH HOLDINGS LLC, as a Guarantor

By: /s/ Steven Kahn

Name: Steven Kahn

Title: Chief Financial Officer

Signature Page to Amendment No. 4 to Credit Agreement

TPH IP LLC, as a Guarantor

By: /s/ Steven Kahn

Name: Steven Kahn

Title: Chief Financial Officer

FILENE’S BASEMENT, LLC, as a Guarantor

By: /s/ Steven Kahn

Name: Steven Kahn

Title: Chief Financial Officer

TPH MERRICK LLC, as a Guarantor

By: /s/ Steven Kahn

Name: Steven Kahn

Title: Chief Financial Officer

TPH 470 4TH AVENUE INVESTOR LLC, as a Guarantor

By: /s/ Steven Kahn

Name: Steven Kahn

Title: Chief Financial Officer

Signature Page to Amendment No. 4 to Credit Agreement

TRIMONT REAL ESTATE ADVISORS, LLC, as Administrative Agent By: /s/ Mitchell Hunter Name: Mitchell Hunter Title: Authorized Signatory

Signature Page to Amendment No. 4 to Credit Agreement

TPHS LENDER LLC, as Initial Lender

By: /s/ Joshua D. Morris
Name: Joshua D. Morris
Title: Manager

Signature Page to Amendment No. 4 to Credit Agreement